SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant                        (X)
Filed by a Party other than the Registrant     ( )

Check the appropriate box:

(X)  Preliminary Proxy Statement
( )  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
( )  Confidential, for Use of the Commission Only (as permitted by Rule
     14c-6(e)(2)

________________________________________________________________________________

                         Nottingham Investment Trust II
________________________________________________________________________________
                (Name of Registrant as Specified in Its Charter)

               ___________________________________________________
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X)  No fee required.
( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

     --------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

     --------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     --------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

     --------------------------------------------------------------
(5)  Total fee paid:

     --------------------------------------------------------------

( )  Fee paid with preliminary materials.
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

     --------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:

     --------------------------------------------------------------
(3)  Filing Party:

     --------------------------------------------------------------
(4)  Date Filed:

     --------------------------------------------------------------

                         Nottingham Investment Trust II
                           Investek Fixed Income Trust
                           105 North Washington Street
                               Post Office Box 69
                     Rocky Mount, North Carolina 27801-0069


                                 April 10, 2000


Dear Shareholder:

On December 31, 1999, the investment adviser to the Investek Fixed Income Trust ("Fund"), Investek Capital Management, Inc. ("ICM"), was acquired by EARNEST Partners Limited, LLC ("EPL"). As result, the Investment Advisory Agreement between the Nottingham Investment Trust II ("Trust") on behalf of the Fund and ICM terminated on that date since the acquisition of ICM by EPL constituted an "assignment" of the Investment Advisory Agreement under the Investment Company Act of 1940, as amended.

Consequently, the Board of Trustees of the Trust, including the Trust's independent Trustees, unanimously approved an Interim Investment Advisory Agreement between the Trust, on behalf of the Fund, and EPL. That Interim Investment Advisory Agreement will terminate on May 31, 2000. Therefore, it is necessary for you as a shareholder of the Fund to consider and approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and EPL. As you review the attached proxy solicitation materials, please keep in mind that ICM has been acquired by EPL. The Fund has not been acquired by EPL. In addition, please note that under the new Investment Advisory Agreement EPL has agreed to manage the Fund under the same terms and conditions as ICM had managed the Fund. In this regard please note that (i) EPL will not increase the advisory fees payable by the Fund and its shareholders under the new Investment Advisory Agreement and (ii) EPL has agreed to continue to limit the Fund's ordinary operating expenses to 0.90% of the Fund's average daily net assets pursuant to an Expense Limitation Agreement. In addition, the Fund will remain under the management of the former investment personnel of ICM.

THE  BOARD  OF  TRUSTEES,   INCLUDING  THE  TRUST'S  INDEPENDENT  TRUSTEES,  HAS
UNANIMOUSLY APPROVED THE PROPOSAL AND RECOMMENDS IT FOR YOUR APPROVAL.

If you have any questions about the proposal, please feel free to call me directly at (601) 949-3124.


Sincerely,



Douglas S. Folk

                         NOTTINGHAM INVESTMENT TRUST II


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS



To the shareholders of Investek Fixed Income Trust:

A Special Meeting of the Shareholders of the Investek Fixed Income Trust ("Fund"), a series of the Nottingham Investment Trust II ("Trust"), will be held at the offices of NC Shareholder Services (the Trust's Dividend Disbursing and Transfer Agent), 107 North Washington Street, Rocky Mount, North Carolina, on Monday, May 15, 2000, at 10:00 a.m. for the purposes of:

1. Approving a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and EARNEST Partners Limited, LLC; and

2.   Transacting such other business as may properly come before the meeting.

Shareholders of record of the Fund at the close of business on April 7, 2000 are entitled to vote at the meeting.

For the Board of Trustees,



C. Frank Watson, III
Secretary


April 10, 2000

                       * * * YOUR VOTE IS IMPORTANT * * *

                  PLEASE SIGN AND MAIL THE ENCLOSED PROXY CARD


                                 PROXY STATEMENT


The Board of Trustees of the Nottingham Investment Trust II ("Trust") is soliciting proxies from the shareholders of the Investek Fixed Income Trust ("Fund") for use at a Special Meeting of Shareholders to be held May 15, 2000, and at any adjournment of that meeting. A proxy may be revoked at any time before it is voted, either in person or by written notice to the Trust or by delivery of a later-dated proxy.

Shareholders of record of the Fund at the close of business on April 7, 2000 are entitled to participate in the meeting and to cast one vote for each share held. The Fund had 830,506.940 shares of beneficial interest outstanding on the record date. This proxy statement is first being mailed to shareholders on or about April 24, 2000. Any shareholder who desires a copy of the previously mailed annual report may obtain it upon request, without charge, by calling or writing the Trust as indicated below:

Investek Fixed Income Trust
c/o NC Shareholder Services, LLC
107 North Washington Street
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365
Toll Free Telephone: (800) 525-3863

                                  INTRODUCTION

Investek Capital Management, Inc. ("ICM"), 317 East Capitol Street, Jackson, Mississippi 39201, served as investment adviser for the Fund until ICM was acquired by EARNEST Partners Limited, LLC ("EPL") on December 31, 1999.

Under the acquisition agreement between ICM and EPL, EPL acquired the following assets of ICM: (a) all the current employees of ICM; (b) right of the use of the "Investek" name; (c) ICM's interests in and claims under any and all agreements to which it is a party, including the Investment Advisory Agreement by and between the Nottingham Investment Trust II ("Trust"), on behalf of the Fund, and ICM; (d) all of ICM's files, books, records and data files relating to the Fund and its investment history; (e) all records relating to the Fund required to be maintained and retained under the Investment Company Act of 1940 Act, as amended ("1940 Act") or the Investment Advisers Act of 1940, as amended; and (f) ICM's interest in and claims under certain permits, licenses, exemptions, order or approval of any governmental or regulatory authority and the trade marks, trade names, copyrights and applications therefor, and other intangible property ancillary thereto.

As result of the acquisition of ICM by EPL on December 31, 1999, the Investment Advisory Agreement between the Trust, on behalf of the Fund, and ICM terminated on that date since the acquisition of ICM by EPL constituted an "assignment" of the Investment Advisory Agreement under the Investment Company Act of 1940, as amended ("1940 Act").

Consequently, the Board of Trustees of the Trust, including the Trust's independent Trustees, unanimously approved an Interim Investment Advisory Agreement between the Trust, on behalf of the Fund, and EPL. That Interim Investment Advisory Agreement will terminate on May 31, 2000. Therefore, it is necessary for you as a shareholder of the Fund to consider and approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and EPL. As you review the attached proxy solicitation materials, please keep in mind that ICM has been acquired by EPL. The Fund has not been acquired by EPL. In addition, please note that under the new Investment Advisory Agreement EPL has agreed to manage the Fund under the same terms and conditions as ICM had managed the Fund. In this regard please note that (i) EPL will not increase the advisory fees payable by the Fund and its shareholders under the new Investment Advisory Agreement and (ii) EPL has agreed to continue to limit the Fund's ordinary operating expenses to 0.90% of the Fund's average daily net assets pursuant to an Expense Limitation Agreement. In addition, the Fund will remain under the management of the former investment personnel of ICM. Further detailed information about these matters is discussed below.


                1. APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

INTRODUCTION. As discussed above, consummation of the acquisition of ICM by EPL constituted an "assignment" of the Fund's Investment Advisory Agreement. Therefore, the Investment Advisory Agreement between the Trust, on behalf of the Fund, and ICM terminated. As a result, at an in person Board of Trustees Meeting held on December 20, 1999, the Board of Trustees, including the Trust's independent Trustees, unanimously approved an Interim Investment Advisory Agreement between the Trust and EPL. That Interim Investment Advisory Agreement will remain in effect until May 31, 2000. At that same Board of Trustees Meeting, the Board of Trustees, including each of the independent Trustees, approved a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and EPL, subject to approval by the shareholders of the Fund. The following discussion is qualified in its entirety by reference to the form of new Investment Advisory Agreement attached hereto as Exhibit A.

PREVIOUS INVESTMENT ADVISORY AGREEMENT. ICM served as investment adviser to the Fund since its inception on November 15, 1991 pursuant to an investment advisory agreement dated the same date ("Previous Advisory Agreement"). The Previous Advisory Agreement obligated ICM, among other things, to: (1) provide overall advice and guidance with respect to the Fund, and to provide advice and guidance to the Board of Trustees, in accordance with the Fund's investment objective, program, policies and restrictions; (2) provide investment advice to the Fund and manage the investment of the Fund and the composition of the Fund's portfolio securities and investments; (3) periodically monitor and evaluate the performance of the Fund with respect to the Fund's investment objective, program, policies and restrictions; (4) monitor the compliance ICM and that of its employees with respect to the Fund's investment objective, program, policies and restrictions, the 1940 Act, and Subchapter M of the Internal Revenue Code of 1986, as amended; (5) provide all supervisory and management services reasonably necessary for the operation of the Fund; (6) render to the Board of Trustees of the Trust such periodic and special reports as the Board may reasonably request; and (7) make available its officers and employees to the Board of Trustees as officers of the Trust for consultation and discussions regarding the management of the Fund and services provided to the Trust under the Previous Advisory Agreement.

For its services under the Previous Advisory Agreement, ICM was paid by the Fund a fee, accrued daily and paid monthly, at the annual rate of 0.45% of the Fund's average daily net assets.

In the interest of limiting expenses of the Fund, ICM also operated under an expense limitation agreement with the Trust, with respect to the Fund ("Prior Expense Limitation Agreement"), pursuant to which ICM waived or limited its fees and assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) were limited to 0.90% of the average daily assets of the Fund. During the fiscal year ended March 31, 1999, the Fund incurred total advisory fees of $59,415 of which ICM waived $39,038.

NEW INVESTMENT ADVISORY AGREEMENT. As noted above, consummation of the Acquisition constituted an "assignment," as that term is defined in the 1940 Act, of the Previous Advisory Agreement with ICM. As required by the 1940 Act, the Previous Advisory Agreement provides for its automatic termination in the event of its assignment. In anticipation of the Acquisition, an Interim Investment Advisory Agreement between the Trust and EPL was unanimously approved by the Board of Trustees, including all of the independent Trustees, at an in person Board of Trustees Meeting held on December 20, 1999. At that same Board Meeting, the Board of Trustees, including all of the independent Trustees, unanimously approved a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and EPL, subject to the approval by the shareholders of the Fund ("New Advisory Agreement"). The New Advisory Agreement, if approved by shareholders, will be dated as of May 15, 2000. The New Advisory Agreement will be in effect for an initial two-year term ending May 15, 2002. Thereafter, the New Advisory Agreement may continue, in effect, so long as its continuance is approved at least annually by (a) the Board of Trustees of the Trust or a vote of a "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, and, in either event, (b) the vote of a majority of the Trustees who are not parties to the New Advisory Agreement or "interested persons" of ICM or EPL, as that term is defined in the 1940 Act, cast in person at a meeting called for such purpose.

Under the Previous Advisory Agreement, ICM received a advisory fee at the annual rate of 0.45% of the Fund's average daily net assets. The New Advisory Agreement contains the same advisory fee.

In the interest of limiting expenses of the Fund, EPL also will enter into an expense limitation agreement with the Trust, with respect to the Fund ("Expense Limitation Agreement"), pursuant to which EPL will waive or limit its fees and assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 0.90% of the average daily assets of the Fund. The Fund may at a later date reimburse EPL the fees waived or limited and other expenses assumed and paid by EPL pursuant to the Expense Limitation Agreement during any of the previous three (3) fiscal years, provided the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's assets exceed $20 million; (ii) the Fund's total annual expense ratio is less than the percentage stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.

PRO FORMA COMPARISION OF MANAGEMENT FEES


                                          Annual Rate as a Percentage
                                          of Average Daily Net Assets
                                          ---------------------------

        Previous Advisory Agreement                  0.45%
        New Advisory Agreement                       0.45%

A copy of the proposed New Advisory Agreement is included as Exhibit A to this Proxy Statement.

INFORMATION ABOUT EARNEST PARTNERS LIMITED, LLC. EARNEST Partners Limited, LLC, 317 East Capitol Street, Jackson, Mississippi 39201, is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. EPL, which was formed in 1999 as a result of an acquisition of the assets of Investek Capital Management, Inc. EPL is organized under the laws of Delaware as a limited liability company. EPL is a wholly owned subsidiary of EARNEST Partners II, LLC which is also a Delaware limited liability company.

The Fund will be primarily managed by an investment team consisting of the ICM's previous management team, including Michael T. McRee and Douglas S. Folk, CFA. Mr. McRee and Mr. Folk were responsible for the day-to-day management of the Fund under the Previous Advisory Agreement and are responsible for the management of the Fund under the Interim Investment Advisory Agreement. Mr. McRee was President of ICM since its inception in 1989 and President of the Fund since its inception in 1991. Mr. Folk became a portfolio manager of the Fund in 1998 and was a Vice President of ICM since 1996. Previously, Mr. Folk was a portfolio manager with Southern Farm Bureau Life Insurance Company. As of
December 31, 1999, EPL had approximately $850 million in assets under management. EPL provides investment counsel, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations, and corporations.

BOARD OF TRUSTEES EVALUATION. The Board of Trustees met on December 20, 1999 to consider the proposed acquisition of ICM by EPL and the anticipated effect of the acquisition on the Fund. On that date, the Board, including the disinterested Trustees, voted to approve the Interim Investment Advisory Agreement and the New Advisory Agreement.

Before considering the Interim Investment Advisory Agreement and the New Advisory Agreement, the Board obtained from ICM and EPL certain information regarding EPL and the acquisition plans of the parties. At the December 20, 1999 Board Meeting, the Board reviewed various matters including the history and organizational structure of EPL, its investment performance record, the proposed team of EPL partners and associates that would manage the Fund, EPL's investment strategies, its financial condition and its general plans for the Fund.

In connection with its deliberations, the Board obtained certain assurances from the parties, including the following:

* EPL has no current intention to change the Fund's investment objectives, policies or restrictions.

* EPL intends to devote to the Fund and its affairs all attention and resources that are necessary to provide the Fund with top quality investment management services.

* ICM and EPL intend to comply with Section 15(f) of the 1940 Act and are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Fund as a result of the acquisition of ICM by EPL, as that term is defined in
       Section 15(f) of the 1940 Act.

* EPL will take no action that would have the effect of imposing an "unfair burden" on the Fund as a result of the acquisition for a period of two years following the acquisition and will ensure that at least 60% of the Board of the Trustees will be composed of members who are not interested persons of ICM or EPL.

* EPL will pay the cost of preparing and distributing proxy materials to and of holding the Special Meeting of the Fund's shareholders as well as other fees and expenses in connection with the acquisition, including the fees and expenses of legal counsel to the Fund.

In considering and approving the Interim Investment Advisory Agreement and the New Advisory Agreement, the Board took into account the terms of those agreements relating to the services provided and the fees and expenses payable by the Fund, as well as the Expense Limitation Agreement between the Trust and EPL. The Board also considered a number of other factors including the investment advisory fees and expense ratios of the Fund and competitive investment companies.

As a result of its review and consideration of these matters, and the assurances of EPL as described above, the Board voted to (i) approve the Interim Investment Advisory Agreement and New Advisory Agreement and (ii) recommend it to shareholders of the Fund for their approval of the New Advisory Agreement.


                                2. OTHER MATTERS

Management is not aware of any other matters that will come before the meeting. If any other business should come before the meeting, however, your proxy, if signed and returned, will give discretionary authority to the persons designated in it to vote according to their best judgment.


                              3. OTHER INFORMATION

EARNEST Partners Limited, LLC. The names and principal occupations of the officers of EPL are as follows:

Name                       Principal Occupation
====                       ====================
Robert M. Fields           Partner and Director of Marketing
Douglas S. Folk            Partner and Portfolio Manager
John M. Friedman           Partner and Portfolio Manager
Michael T. McRee           Partner and Manager
James M. Wilson, Jr.       Vice President

PORTFOLIO TRANSACTIONS. Portfolio transactions on behalf of the Fund effected on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

In executing portfolio transactions, EPL will use its best efforts to obtain for the Fund the most favorable price and execution available. In seeking the most favorable price and execution, EPL will consider all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the execution capability of the broker-dealer and the quality of service rendered by the broker-dealer in the other transactions.

For the fiscal year ended March 31, 2000, all portfolio transactions of the Fund were handled as principal transactions. Accordingly, there were no brokerage commissions paid during that year.

PRINCIPAL SHAREHOLDERS. As of April 7, 2000, the following persons were known by the Trust to own beneficially five percent or more of the outstanding shares of the Fund, as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.

Name and Address of                 Amount and Nature of            Percent
Beneficial Owner                    Beneficial Ownership            of Fund
----------------                    --------------------            -------

Michael & Laurie McRee               100,393.949 Shares              12.088%
Post Office Box 1006
Jackson, MS  39215

Trustmark National Bank, Trustee      96,950.716 Shares              11.674%
for Puckett Machinery
P.O. Box 291
Jackson, MS  39205-0291

1st Presbyterian Church               85,519.988 Shares              10.297%
Lolla Boyd Parish Religious
and Educational Memorial Fund
P.O. Box 485
Greenwood, MS  38935-0485

Nancy S. Speed                        58,230.126 Shares               7.011%
1220 Luse Road
Benton, MS  39039

SEI Company                           57,285.250 Shares               6.898%
c/o Lincoln Bank
One Freedom Valley Dr.
Oaks, PA  19456

SOLICITATION OF PROXIES. Proxies will be solicited by the Board of Trustees, and the cost of solicitation will be paid by EPL. Additional solicitation may be made by mail, personal interview, or telephone by EPL, EARNEST Partners II, LLC, The Nottingham Company, or Capital Investment Group, Inc. personnel who will not be additionally compensated for such activities. The Nottingham Company, 105 North Washington Street, Post Office Box 69, Rocky Mount, North Carolina 27801-0069, is the Fund's administrator. Capital Investment Group, Inc., Post Office Box 32249, Raleigh, North Carolina, 27622, is the Fund's distributor.

SHAREHOLDER PROPOSALS. The Trust does not hold regular or annual meetings of its shareholders. Proposals of shareholders which are intended to be presented at a future shareholders' meeting must be received by the Trust by a reasonable time prior to the Trust's solicitation of proxies relating to such future meeting. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholder's meeting.

ANNUAL REPORT. The Trust's annual report to shareholders for the fiscal period ended March 31, 1999 was mailed to shareholders on May 18, 1999 and the Trust's annual report to shareholders for the fiscal period ending March 31, 2000 will be mailed to shareholders prior to June 1, 2000. Any shareholder who desires an additional copy of the annual report for the year ended March 31, 1999 or the semi-annual report for the period ended November 30, 1999 may obtain those documents upon request (without charge) by contacting NC Shareholder Services, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina, 27803-0365 or by calling (800) 773-3863.

QUORUM, VOTING. A quorum of the shares entitled to vote for the purpose of transacting of business at the meeting shall be a majority of outstanding shares of the Fund on the record date, April 7, 2000, as required by the Amended and Restated Declaration of Trust. If, by the time of the meeting, a quorum of shareholders of the Trust is not present or if a quorum is present but sufficient votes in favor of any of the items are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further soliciting of proxies from the shareholders. Any such adjournment would require an affirmative vote of the majority of the shares of the Trust represented at the meeting, either in person or by proxy. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the shareholders of the Trust.

Each valid and executed proxy will be voted in accordance with the instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the meeting. If no instructions are given, each executed but unmarked proxy will be voted FOR the item (approval of the New Advisory Agreement). Voting instructions given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized. Any shareholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Trust at the offices of The Nottingham Company, Inc. at 105 North Washington Street, Post Office Box 69, Rocky Mount, North Carolina, 27801-0069, or by signing another proxy of a later date and submitting that later proxy before the Shareholders Special Meeting, or by personally casting his or her vote at the Special Meeting of Shareholders.

Approval of the item requires the affirmative vote of a "majority of the outstanding voting securities" as defined in the 1940 Act, meaning: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

In tallying shareholder votes, abstentions and "broker non-votes" (i.e. shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or person entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the Special Meeting of Shareholders. On Item 1 abstentions and broker non-votes will be considered to be both present at the meeting and issued and outstanding and, as a result, will have the effect of being counted as voted against the Item.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

BY ORDER OF THE BOARD OF TRUSTEES:

C. Frank Watson, III
Secretary

                                    EXHIBIT A
                                    ---------


                    FORM OF NEW INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT, dated May 15, 2000, between NOTTINGHAM INVESTMENT TRUST II (the "Trust"), a Massachusetts Business Trust, and EARNEST PARTNERS LIMITED, LLC (the "Advisor"), a Mississippi limited liability corporation and registered as an investment advisor under the Investment Advisers Act of 1940, as amended.

WHEREAS, the Trust is registered as an open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust desires to retain the Advisor to furnish investment advisory and administrative services to the series of the Trust as described in the schedules attached to this Agreement (each a "Fund"), and the Advisor is willing to furnish such services;

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment. The Trust hereby appoints the Advisor to act as investment adviser to each Fund for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to furnish the services set forth herein, for the compensation provided in the attached schedules.

2. Delivery of Documents. The Trust has furnished the Advisor with copies properly certified or authenticated of each of the following:

         (a) The Trust's Amended and Restated Declaration of Trust, as filed with the State of Massachusetts (the "Declaration");

         (b)    The Trust's By-Laws (the "By-Laws");

         (c) Resolutions of the Trust's Board of Trustees and the resolution approved by a majority of the outstanding shares of the Fund authorizing the appointment of the Advisor and approving this Agreement;

         (d) The Trust's Registration Statement on Form N-1A under the 1940 Act and under the Securities Act of 1933, as amended, relating to shares of beneficial interest of the Fund (the "Shares") as filed with the Securities and Exchange Commission ("SEC") and all amendments thereto;

         (e)    The Fund's Prospectus (the "Prospectus").

         The Trust will furnish the Advisor from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC.

3. Management. Subject to the supervision of the Trust's Board of Trustees, the Advisor will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The Advisor will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Advisor will provide the services under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as stated in its Prospectus. The Advisor further agrees that it:

         (a)    Will  conform  its  activities  to  all  applicable   Rules  and
                Regulations of the SEC and will, in addition, conduct its activities under this Agreement in accordance with regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement;

         (b) Will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Advisor will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the Advisor believes two or more brokers or dealers are comparable in price and execution, the Advisor may prefer: (i) brokers and dealers who provide the Fund with research advice and other services, or who recommend or sell Trust shares, and
                (ii) brokers who are affiliated with the Fund or its Advisor; provided, however, that in no instance will portfolio securities be purchased from or sold to the Advisor or any affiliated person of the Advisor in principal transactions;

         (c) Will provide certain executive personnel for the Fund as may be mutually agreed upon from time to time with the Board of Trustees, the salaries and expenses of such personnel to be borne by the Advisor unless otherwise mutually agreed upon; and

         (d) Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Fund.

4. Services Not Exclusive. The advisory services furnished by the Advisor hereunder are not to be deemed exclusive, and the Advisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby; provided, however, that without the written consent of the Trustees, the Advisor will not serve as investment advisor to any other investment company having a similar investment objective to that of the Fund.

5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for the benefit of the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by it pursuant to Rule 31a-1 under the 1940 Act that are not maintained by others on behalf of the Fund.

6. Expenses. During the term of this Agreement, the Advisor will pay all expenses incurred by it in connection with its investment advisory services pertaining to the Fund. The Advisor will pay, out of the Advisor's resources, the entire cost of the promotion and sale of Trust shares, including the preparation of the prospectus and other documents. The Advisor will provide other information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any sub-adviser to the Adviser for the Fund, required in connection with the preparation of all registration statements and Prospectuses, Prospectus supplements, SAIs, all annual, semiannual, and periodic reports to shareholders of the Trust, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders of the Trust or regulatory authorities, and all tax returns.

         Notwithstanding the foregoing, the Fund shall pay the expenses and costs of the following:

         (a)    Taxes, interest charges and extraordinary expenses;
         (b) Brokerage fees and commissions with regard to portfolio transactions of the Fund;
         (c) Fees and expenses of the custodian of the Fund's portfolio securities;
         (d) Fees and expenses of the Fund's administrator, transfer and dividend disbursing agent and the Fund's fund accounting agent or, if the Fund performs any such services without an agent, the costs of the same;
         (e)    Auditing and legal expenses;
         (f)    Cost of maintenance of the Fund's existence as a legal entity;
         (g) Compensation of trustees who are not interested persons of the Advisor as law defines that term;
         (h)    Costs of Trust meetings;
         (i)    Federal  and  State   registration  or  qualification  fees  and
                expenses;
         (j) Costs of setting in type, printing and mailing Prospectuses, reports and notices to existing shareholders;
         (k) The investment advisory fee payable to the Advisor, as provided in paragraph 7 herein; and
         (l) Distribution expenses, but only in accordance with a Plan of Distribution adopted in accordance with Rule 12b-1 under the 1940 Act, if any.

7. Compensation. The Trust will pay the Advisor and the Advisor will accept as full compensation an investment advisory fee, based upon the daily average net assets of each Fund, computed at the end of each month and payable within five (5) business days thereafter, based upon the schedules attached hereto.

8.(a) Limitation of Liability. The Advisor shall not be liable for any error of judgment, mistake of law or for any other loss whatsoever suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

8.(b) Indemnification of Advisor. Subject to the limitations set forth in this Subsection 8(b), the Fund shall indemnify, defend and hold harmless (from the assets of the Trust or Trusts to which the conduct in question relates) the Advisor against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Advisor in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the Advisor is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Advisor was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Advisor for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Advisor was not liable by reason of Disabling Conduct by, (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Fund as the quoted phrase is defined in Section 2(a)(19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Independent Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Advisor (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Trust to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Advisor shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if
         (i) the Advisor shall have provided security for such undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Advisor ultimately will be entitled to indemnification hereunder.

         As to any matter disposed of by a compromise payment by the Advisor referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the
         Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Advisor of any amount paid to the Advisor in accordance with either of such clauses as indemnification of the Advisor is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Advisor's action was in or not opposed to the best interest of the Fund or to have been liable to the Fund or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

         The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to which the Advisor may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Fund, and other persons may be entitled by contract or otherwise under law, nor the power of the Fund to purchase and maintain liability insurance on behalf of any such person.

         The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Fund hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Advisor is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

8.(c) Indemnification of Fund. The Adviser agrees to indemnify and hold harmless the Trust and Trust's Trustees and officers from all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Trust in connection with the defense or disposition of any body, related to or resulting from (i) any breach or violation of this Agreement by the Adviser; (ii) any breach of fiduciary duty with respect to the receipt of compensation for services; and (iii) any willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

8.(d) Failure to Perform; Force Majeure. No failure or omission by either party hereto in the performance of any obligation of this Agreement (other than payment obligations) shall be deemed a breach of this Agreement or create any liability if the same shall arise from any cause or causes beyond the control of the party, including but not limited to, the following: acts of God, acts or omissions of any governmental agency; any rules, regulations, or orders issued by any governmental authority or by any officer, department, agency or instrumentality thereof; fire; storm; flood; earthquake, war; rebellion; insurrection; riot; and invasion and provided that such failure or omission resulting from one of the above causes is cured as soon as is practicable after the occurrence of one or more of the above-mentioned causes.

8.(e) The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Advisor and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

9. Duration and Termination. This Agreement shall become effective upon the date written above and, unless sooner terminated as provided herein, shall continue in effect for two years. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually:

         (a) By the vote of a majority of those members of the Board of Trustees who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940
                Act), cast in person at a meeting called for the purpose of voting on such approval; and

         (b) By vote of either the Board of Trustees or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

         Notwithstanding the foregoing, this Agreement may be terminated by the Fund or by the Advisor at any time on sixty (60) days' written notice, without the payment of any penalty, provided that termination by the Fund must be authorized either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, except by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

12. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of North Carolina.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ATTEST:                                     NOTTINGHAM INVESTMENT TRUST II


By: _____________________________           By: ____________________________


Title: __________________________           Title: _________________________




ATTEST:                                     EARNEST PARTNERS LIMITED, LLC


By: _____________________________           By: ____________________________


Title: __________________________           Title: _________________________

                                   SCHEDULE A


                   INVESTMENT ADVISOR'S COMPENSATION SCHEDULE


For the services delineated in the INVESTMENT ADVISORY AGREEMENT and rendered to the INVESTEK FIXED INCOME TRUST, the Advisor shall be compensated monthly, as of the last day of each month, within five business days of the month end, a fee based upon the daily average net assets of the Fund according to the following schedule:


                                                              Annual
              Net Assets                                       Fee
          -------------------                                 -----
             On all assets                                    0.45%

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

         1. INDIVIDUAL ACCOUNTS: sign your name exactly as it appears in the registration on the proxy card.

         2. JOINT ACCOUNTS: either party may sign, but the name of the party signing should conform exactly to a name shown in the registration on the proxy card.

         3. ALL OTHER ACCOUNTS: the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


           Registration                                Valid Signature
           ------------                                ---------------

    CORPORATE ACCOUNTS
     (1)  ABC Corp............................... ABC Corp. John Doe, Treasurer
     (2)  ABC Corp............................... John Doe, Treasurer
     (3)  ABC Corp. c/o John Doe................. John Doe, Treasurer
     (4)  ABC Corp. Profit Sharing Plan.......... John Doe, Trustee

    PARTNERSHIP ACCOUNTS
     (1)  The XYZ Partnership.................... Jane B. Smith, Partner
     (2)  Smith and Jones, Limited Partnership... Jane B. smith, General Partner

    TRUST ACCOUNTS
     (1)  ABC Trust.............................. Jane B. Doe, Trustee
     (2)  Jane B. Doe, Trustee u/t/d 12/28/78.... Jane B. Doe, Trustee

    CUSTODIAL OR ESTATE ACCOUNTS
     (1)  John B. Smith, Cust. f/b/o John B. Smith, Jr.
           UGMA/UTMA............................. John B. Smith
     (2)  Estate of John B. Smith................ John B. Smith, Jr., Executor

                           INVESTEK FIXED INCOME TRUST
                 SPECIAL MEETING OF SHAREHOLDERS ON MAY 15, 2000
               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


In order to vote your shares, please sign and date this card and return it in the envelope provided. By returning this card, you authorize the proxies to vote on the proposal as marked, or, if not marked, as indicated.


The Board of Trustees recommends voting "FOR" the proposal.



   FOR    AGAINST    ABSTAIN            Approval of the New Advisory
                                        Agreement with EARNEST Partners
   ( )      ( )        ( )              Limited, LLC




By signing and dating this card, you authorize C. Frank Watson, III, with the power of substitution to vote your shares of the Fund at the scheduled meeting of shareholders of the Fund and at any adjournment of the meeting. MR. WATSON SHALL VOTE AS RECOMMENDED BY THE BOARD, UNLESS OTHERWISE INDICATED, AND IN HIS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


                      x___________________________________


                      x___________________________________


                          Dated__________________, 2000

Please sign name or names as they appear to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc., should so indicate.